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                                                                    EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "Agreement") is dated as of April 21, 2004, among Digital Recorders, Inc., a North Carolina corporation (the "Company"), and the investors identified on the signature pages hereto (each, an "Investor" and collectively, the "Investors").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

                  "Action" means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

                  "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

                  "Business day" means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

                  "Closing" means the closing of the purchase and sale of the Securities pursuant to Article II.



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                  "Closing date" means the Business Day immediately following the date on which all of the conditions set forth in Sections 5.1 and 5.2 hereof are satisfied, or such other date as the parties may agree.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the common stock of the Company, par value $0.10 per share, and any securities into which such common stock may hereafter be reclassified.

                  "Common Stock Equivalents" means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

                  "Company Counsel" means Carrington, Coleman, Sloman & Blumenthal, L.L.P.

                  "Company Deliverables" has the meaning set forth in Section 2.2(a).

                  "Disclosure Materials" has the meaning set forth in Section 3.1(h).

                  "Effective Date" means the date that the Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" means U.S. generally accepted accounting principals.

                  "Intellectual Property Rights" has the meaning set forth in
Section 3.1(n).

                  "Investment Amount" means, with respect to each Investor, the Investment Amount indicated on such Investor's signature page to this Agreement.

                  "Investor Deliverables" has the meaning set forth in Section 2.2(b).

                  "Investor Party" has the meaning set forth in Section 4.7.

                  "Lien" means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind, other than restrictions on transfer of securities arising under federal or state securities laws and regulations.

                  "Material Adverse Effect" means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or



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otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company's ability to perform on a timely basis its obligations under any Transaction Document.

                  "New York Courts" means the state and federal courts sitting in the City of New York, Borough of Manhattan.

                  "Per Unit Purchase Price" equals $8.00.

                  "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investors of the Shares and the Warrant Shares.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and the Investors, in the form of Exhibit B hereto.

                  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SEC Reports" has the meaning set forth in Section 3.1(h).

                  "Securities" means the Shares, the Warrants and the Warrant Shares.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" means the shares of Common Stock issued or issuable to the Investors pursuant to this Agreement.

                  "Short Sales" has the meaning set forth in Section 3.2(f).

                  "Subsidiary" means any "significant subsidiary" as defined in Rule 1-02(w) of the Regulation S-X promulgated by the Commission under the Exchange Act.

                  "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on



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a Trading Market (other than the OTC Bulletin Board), a day on which the Common
Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

                  "Trading Market" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

                  "Transaction Documents" means this Agreement, the Warrants, the Registration Rights Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                  "Warrants" means the Common Stock purchase warrants in the form of Exhibit A, which are issuable to the Investors at the Closing.

                  "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

                                   ARTICLE II.
                                PURCHASE AND SALE

         2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, the Shares and the Warrants representing such Investor's Investment Amount. The Closing shall take place at the offices of Bryan Cave LLP, 1290 Avenue of the Americas, New York, NY 10104 on the Closing Date or at such other location or time as the parties may agree.

         2.2 Closing Deliveries. (a) At the Closing, the Company shall deliver or cause to be delivered to each Investor the following (the "Company Deliverables"):

                  (i) a certificate evidencing a number of Shares equal to such Investor's Investment Amount divided by the Per Unit Purchase Price, registered in the name of such Investor;

                  (ii) a Warrant, registered in the name of such Investor, pursuant to which such Investor shall have the right to acquire a number of shares of Common Stock equal to 20% of the number of Shares issuable to such Investor pursuant to Section 2.2(a)(i);



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                  (iii) the legal opinion of Company Counsel, in agreed form, addressed to the Investors; and

                  (iv) the Registration Rights Agreement, duly executed by the Company.

                  (b) At the Closing, each Investor shall deliver or cause to be delivered to the Company the following (the "Investor Deliverables"):

                  (i) its Investment Amount, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose; and

                  (ii) the Registration Rights Agreement, duly executed by such Investor.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Investor:

                  (a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than as specified in the SEC Reports. Except as disclosed in
Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

                  (b) Organization and Qualification. The Company and each Subsidiary are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

                  (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution



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and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                  (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

                  (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act (iv) the filing required to be made pursuant to Rule 4310(c)(17)(D) of the Nasdaq Stock Market, which will be made prior to Closing, (v) the filings required in accordance with Section 4.5, and (vi) those that have been made or obtained prior to the date of this Agreement.

                  (f) Issuance of the Securities. The Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the shares of Common Stock issuable pursuant to


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this Agreement and the Warrants in order to issue the Shares and the Warrant
Shares. The Securities are not subject to any preemptive or similar rights to subscribe for or purchase securities, except as have been waived prior to the Closing.

                  (g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company's various option and incentive plans, is specified in the SEC Reports. Except as specified in the SEC Reports or on Schedule 3.1(g), no security holders of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as specified in the SEC Reports or on Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as specified in the SEC Reports or on Schedule 3.1(g), the issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                  (h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials, as amended, being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement (if any), the "Disclosure Materials") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the



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dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                  (i) Press Releases. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

                  (j) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its common stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans or previously issued warrants or convertible securities. The Company does not have pending before the Commission any request for confidential treatment of information.

                  (k) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as specifically disclosed in the SEC Reports, would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (l) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                  (m) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or



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lapse of time or both, would result in a default by the Company or any
Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (except to the extent such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance would not have or reasonably be expected to result in a Material Adverse Effect.

                  (n) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Except as set forth in the SEC Reports, neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. Except as set forth in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                  (o) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its and the Subsidiaries' existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms substantially as currently in effect.

                  (p) Transactions With Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any material transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), that is required to be disclosed in the SEC Reports and is not so disclosed.

                  (q) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in



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conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the last day of the period covered by the Form 10-K/A for the Company's most recently ended fiscal year (such date, the "Evaluation Date"). The Company presented in its most recently filed Form 10-K or Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that would significantly affect the Company's internal controls.

                  (r) Solvency. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                  (s) Certain Fees. Except as described in Schedule 3.1(s), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

                  (t) Certain Registration Matters. Assuming the accuracy of the Investors' representations and warranties set forth in Section 3.2(b)-(e), no registration under the Securities Act is required for the offer and sale of the Shares and Warrant Shares by the Company to the Investors under the Transaction Documents. As further described in Schedule 3.1(t), the Company believes, but can not affirmatively represent and warrant, that it is eligible to register the resale of its Common Stock for resale by the Investors under Form S-3 promulgated under the Securities Act. Except as specified in Schedule 3.1(t), the Company has not granted or



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agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

                  (u) Listing and Maintenance Requirements. Except as specified in the SEC Reports or on Schedule 3.1(u), the Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Trading Market on which the Common Stock is currently listed or quoted. The issuance and sale of the Securities under the Transaction Documents does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted, and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Investors the Securities contemplated by Transaction Documents.

                  (v) Investment Company. The Company is not, and is not an Affiliate of, and immediately following the Closing will not have become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (w) Application of Takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or would become applicable to the Investors as a result of the Investors acquiring Securities at Closing including the Warrant Shares issuable upon exercise of the Warrants, assuming that no Investor or group of Investors (as defined in Rule 13d-1 of the Exchange Act) acquires more than 15% of the Company's Common Stock other than solely by purchasing Shares and Warrant Shares from the Company.

                  (x) No Additional Agreements. The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

                  (y) Disclosure. The Company confirms that neither it nor any Person acting on its behalf has provided any Investor or its respective agents or counsel with any information that the Company believes constitutes material, non-public information except insofar as the existence and terms of the proposed transactions hereunder may constitute such information. The Company understands and confirms that the Investors will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. The Company's representations and warranties set forth in this Agreement are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.



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         3.2 Representations and Warranties of the Investors. Each Investor
hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

                  (a) Organization; Authority. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Investor of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Investor, and when delivered by such Investor in accordance with terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                  (b) Investment Intent. Such Investor is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Such Investor is acquiring the Securities hereunder in the ordinary course of its business. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (c) Investor Status. At the time such Investor was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises Warrants it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

                  (d) General Solicitation. Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (e) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Securities;
(ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

                  (f) Certain Trading Activities. Such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company's securities) since the time that such Investor was first contacted by the Company or Roth Capital Partners, LLC regarding an investment in the Company. For purposes of this Section, "Short Sales" include, without limitation, all "short sales" as defined in Rule 3b-3 of the Exchange Act and include all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers having the effect of hedging the securities or investment made under this Agreement. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

                  (g) Independent Investment Decision. Such Investor has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Investor confirms that it has not relied on the advice of any other Investor's business and/or legal counsel in making such decision. Such Investor has not relied on the business or legal advice of Roth Capital Partners, LLC or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Investor in connection with the transactions contemplated by the Transaction Documents.

                  (h) Limited Ownership. The purchase by such Investor of the Securities issuable to it at the Closing (including the underlying shares that would be issuable in respect of such Securities) will not result in such Investor (individually or together with any other Person with whom such Investor has identified, or will have identified, itself as part of a "group" in a public filing made with the Commission involving the Company's securities) acquiring, or obtaining the right to acquire, in excess of 14.99% of the Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred. Such Investor does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 14.99% of the

Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred.

The Company acknowledges and agrees that no Investor has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                   ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

         4.1 (a) Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of an Investor or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

                  (b) Certificates evidencing the Securities will contain the following legend, until such time as they are not required under Section 4.1(c):

                  [NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. [THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES] [THESE SECURITIES] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

                  The Company acknowledges and agrees that an Investor may from time to time pledge, and/or grant a security interest in some or all of the Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account of Investor and, if required under the terms of such agreement or account, such Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer by the pledgee or secured party, following default by the Investor or otherwise. No notice shall be required of such pledge. At the appropriate Investor's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

                  (c) Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)):
(i) following a sale of such Securities pursuant to an effective registration statement (including the Registration Statement), or (ii) following a sale of such Shares or Warrant Shares pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), or (iii) while such Shares or Warrant Shares are eligible for sale under Rule 144(k). Following such time as restrictive legends are not required to be placed on certificates representing Shares or Warrant Shares pursuant to the preceding sentence, the Company will, no later than four Trading Days following the delivery by an Investor to the Company or the Company's transfer agent of a certificate representing Shares or Warrant Shares containing a restrictive legend, deliver or cause to be delivered to such Investor a certificate representing such Shares or Warrant Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

         4.2 Furnishing of Information. As long as any Investor owns the Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Shares and Warrant Shares in compliance with Rule 144.

         4.3 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market in a manner that would require stockholder approval of the sale of the securities to the Investors.

         4.4 Subsequent Registrations. Other than pursuant to the Registration Statement, prior to the Effective Date, the Company may not file any registration statement with the

Commission with respect to any securities of the Company (other than on Form S-8 and a request for acceleration for the effectiveness of the Company's Registration Statement on Form S-3 (Registration No. 333-111534)).

         4.5 Securities Laws Disclosure; Publicity. By 9:45 a.m. (New York time) on April 21, 2004, and by 9:30 a.m. (New York time) on the Closing Date, the Company shall issue press releases disclosing the transactions contemplated hereby and the Closing. On the Trading Day of the execution of this Agreement the Company will file a Current Report on Form 8-K disclosing the material terms of the Transaction Documents (and attach as exhibits thereto the Transaction Documents), and on the Closing Date the Company will file an additional Current Report on Form 8-K to disclose the Closing. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange
Act) or any regulatory agency or Trading Market, without the prior written consent of such Investor, except to the extent such disclosure is required by law or Trading Market regulations.

         4.6 Limitation on Issuance of Future Priced Securities. During the six months following the Closing Date, the Company shall not issue any "Future Priced Securities" as such term is described by NASD IM-4350-1.

         4.7 Indemnification of Investors. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Investors and their directors, officers, shareholders, partners, employees and agents (each, an "Investor Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document.

         4.8 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information.

         4.9 Listing of Securities. The Company agrees, (i) if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares and Warrant Shares, and will take such other action as is necessary or desirable to cause the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible, and (ii) it will take all action reasonably necessary to continue the listing and trading of its

Common Stock on a Trading Market and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

         4.10 Use of Proceeds. The Company will use the net proceeds from the sale of the Securities hereunder for working capital purposes and the retirement of any indebtedness of the Company (other than indebtedness in the form of Common Stock Equivalents).

                                   ARTICLE V.
                         CONDITIONS PRECEDENT TO CLOSING

         5.1 Conditions Precedent to the Obligations of the Investors to Purchase Securities. The obligation of each Investor to acquire Securities at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

                  (b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

                  (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

                  (d) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect;

                  (e) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market;

                  (f) Nasdaq Listing. The Nasdaq Stock Market shall have waived application of the 15 day prior notice contained in NASD Marketplace Rule 4310(c)(17)(D) or such timeframe shall have expired without objection;

                  (g) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a); and

                  (h) Timing. The Closing shall have occurred no later than April 30, 2004.

         5.2 Conditions Precedent to the Obligations of the Company to sell Securities. The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of each Investor contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

                  (b) Performance. Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Investor at or prior to the Closing;

                  (c) Nasdaq Listing. The Nasdaq Stock Market shall have waived application of the 15 day prior notice contained in NASD Marketplace Rule 4310(c)(17)(D) or such timeframe shall have expired without objection;

                  (d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

                  (e) Investors Deliverables. Each Investor shall have delivered its Investors Deliverables in accordance with Section 2.2(b); and

                  (f) Timing. The Closing shall have occurred no later than April 30, 2004.

                                   ARTICLE VI.
                                  MISCELLANEOUS

         6.1 Fees and Expenses. At the Closing, the Company shall pay to Bryan Cave LLP $25,000 as partial reimbursement of Roth Capital Partners LLC for its legal fees in connection with the preparation of the Transaction Documents, it being understood that Bryan Cave LLP has only rendered legal advice to Roth Capital Partners LLC, and not to the Company or any Investor in connection with the transactions contemplated hereby, and that each of the Company and each Investor has relied for such matters on the advice of its own respective counsel. Except as specified in the immediately preceding sentence, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the

Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Shares.

         6.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:    Digital Recorders, Inc.
                               5949 Sherry Lane, Suite 1050
                               Dallas, Texas 75225
                               Facsimile: (214) 378-8437
                               Attn.:  David L. Turney

         With a copy to:       Carrington, Coleman, Sloman & Blumenthal, L.L.P.
                               200 Crescent Court, Suite 1500
                               Dallas, Texas 75201
                               Facsimile: (214) 855-1333
                               Attn.:  Kenn W. Webb, Esq.

         If to an Investor:    To the address set forth under such Investor's
                               name on the signature pages hereof;


or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         6.4 Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investors holding a majority of the Shares. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Investors who then hold Shares.

         6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

         6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Investors."

         6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.7 (as to each Investor Party).

         6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

         6.9 Survival. The representations and warranties contained herein shall survive until the second anniversary of the Closing. The agreements and covenants contained herein shall survive the Closing and the delivery of the Securities in accordance with their respective terms.

         6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         6.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

         6.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

         6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         6.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         6.16 Independent Nature of Investors' Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

         6.17 Limitation of Liability. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of an Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of such Investor or any investor, shareholder or holder of shares of beneficial interest of such a Investor shall be personally liable for any liabilities of such Investor.



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                      DIGITAL RECORDERS, INC.


                                      By: /s/ DAVID L. TURNEY
                                         ---------------------------------------
                                          Name: David L. Turney
                                          Title: Chairman, Chief Executive
                                                 Officer and President


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGES FOR INVESTORS FOLLOW]

         IN WITNESS WHEREOF, the parties have executed this Security Purchase Agreement as of the date first written above.

                            NAME OF INVESTOR

                            ELLIOTT ASSOCIATES, L.P.
                            Elliott Capital Advisors, L.P., as general partner Braxton Associates, Inc., as general partner

                            By: /s/ Elliot Greenberg
                                ------------------------------------------------
                                Elliot Greenberg Vice President

                            Investment Amount: $ 320,000 (40,000 shrs)
                                                --------------------------------

                            Tax ID No.: 22-2140975
                                       -----------------------------------------

                            Date: 4/21/04
                                 -----------------------------------------------

                            ADDRESS FOR NOTICE

                            c/o:
                                 -----------------------------------------------

                            Street: 712 5th Ave, 35th fl
                                   ---------------------------------------------

                            City/State/Zip: New York, NY 10019
                                           -------------------------------------

                            Attention: Elliot Greenberg, Nadav Manham
                                      ------------------------------------------

                            Tel: 212-506-2999
                                ------------------------------------------------

                            Fax: 212-974-2092
                                ------------------------------------------------



                            DELIVERY INSTRUCTIONS
                            (if different from above)

                            c/o:
                                ------------------------------------------------

                            Street:
                                   ---------------------------------------------

                            City/State/Zip:
                                           -------------------------------------

                            Attention:
                                      ------------------------------------------

                            Tel:
                                ------------------------------------------------

        IN WITNESS WHEREOF, the parties have executed this Security Purchase Agreement as of the date first written above.

                                      NAME OF INVESTOR

                                      Elliott International, L.P.

                                      By: Elliott International Capital Advisors
                                          Inc. as Attorney-in-Fact

                                      By:        /s/ ELLIOT GREENBERG
                                         ---------------------------------------
                                             Elliot Greenberg, Vice-President

                                      Investment Amount: $480,000 (60,000 shrs)
                                                         -----------------------

                                      Tax ID No.: N/A
                                                 -------------------------------

                                      Date: 4/21/04
                                           -------------------------------------

                                      ADDRESS FOR NOTICE

                                      c/o:  Elliott Mgmt. Corp.
                                           -------------------------------------

                                      Street: 712 5th Ave., 35th Fl.
                                             -----------------------------------

                                      City/State/Zip: New York, NY  10019
                                                     ---------------------------

                                      Attention: Elliot Greenberg, Nadav Manham
                                                --------------------------------

                                      Tel: 212-506-0999
                                          --------------------------------------

                                      Fax: 212-974-2092
                                          --------------------------------------



                                      DELIVERY INSTRUCTIONS
                                      (if different from above)

                                      c/o:
                                          --------------------------------------

                                      Street:
                                             -----------------------------------

                                      City/State/Zip:
                                                     ---------------------------

                                      Attention:
                                                --------------------------------

                                      Tel:
                                          --------------------------------------

         IN WITNESS WHEREOF, the parties have executed this Security Purchase Agreement as of the date first written above.

                                      NAME OF INVESTOR

                                               BONANZA MASTER FUND LTD.
                                      ------------------------------------------
                                      By:          /s/ BRIAN LADIN
                                         ---------------------------------------
                                           Name:  Brian Ladin
                                           Title: Managing Director

                                      Investment Amount: $800,000
                                                         -----------------------

                                      Tax ID No.: 98-0371835
                                                 -------------------------------

                                      Date: 4/21/04
                                           -------------------------------------

                                      ADDRESS FOR NOTICE

                                      c/o:  Brian Ladin / Bonanza Capital
                                           -------------------------------------

                                      Street: 300 Crescent Court, Suite 1740
                                             -----------------------------------

                                      City/State/Zip: Dallas, TX  75201
                                                     ---------------------------

                                      Attention:
                                                --------------------------------

                                      Tel: 214-615-7090
                                          --------------------------------------

                                      Fax: 214-987-4342
                                          --------------------------------------



                                      DELIVERY INSTRUCTIONS
                                      (if different from above)

                                      c/o:
                                          --------------------------------------

                                      Street:
                                             -----------------------------------

                                      City/State/Zip:
                                                     ---------------------------

                                      Attention:
                                                --------------------------------

                                      Tel:
                                          --------------------------------------

         IN WITNESS WHEREOF, the parties have executed this Security Purchase Agreement as of the date first written above.

                                      NAME OF INVESTOR

                                              HEIMDALL INVESTMENTS LTD.
                                      ------------------------------------------
                                      By:         /s/
                                         ---------------------------------------
                                           Title: Authorized Signatory

                                      Investment Amount: $800,000.00
                                                         -----------------------

                                      Tax ID No.: N/A
                                                 -------------------------------

                                      Date: 4/21/04
                                           -------------------------------------

                                      ADDRESS FOR NOTICE

                                      c/o:  HBK INVESTMENTS
                                           -------------------------------------

                                      Street: 300 Crescent Court, Suite 700
                                             -----------------------------------

                                      City/State/Zip: Dallas, TX  75201
                                                     ---------------------------

                                      Attention: Legal Dept.
                                                --------------------------------

                                      Tel: 214-758-6107
                                          --------------------------------------

                                      Fax: 214-758-1207
                                          --------------------------------------



                                      DELIVERY INSTRUCTIONS
                                      (if different from above)

                                      c/o:
                                          --------------------------------------

                                      Street:
                                             -----------------------------------

                                      City/State/Zip:
                                                     ---------------------------

                                      Attention:
                                                --------------------------------

                                      Tel:
                                          --------------------------------------

         IN WITNESS WHEREOF, the parties have executed this Security Purchase Agreement as of the date first written above.


                       LANGLEY PARTNERS, L.P.
                       ------------------------------------------

                       By:         /s/ JEFFREY THORP
                          ---------------------------------------
                          Name of Authorized Signatory: LANGLEY CAPITAL, LLC Title of Authorized Signatory: GENERAL PARTNER
                          Name of Authorized Signatory:  JEFFREY THORP
                          Title of Authorized Signatory: MANAGING MEMBER

                       Investment Amount: $400,000
                                          -----------------------

                       Tax ID No.: 13-4136173
                                  -------------------------------

                       Date: APRIL 21, 2004
                            -------------------------------------

                       ADDRESS FOR NOTICE

                       535 MADISON AVENUE, 7TH FLOOR

                       NEW YORK, NY  10022

                       (212) 208-2971 FAX

                       JT@lcap.com



                       DELIVERY INSTRUCTIONS
                       (if different from above)

                       c/o:
                           --------------------------------------

                       Street:
                              -----------------------------------

                       City/State/Zip:
                                      ---------------------------

                       Attention:
                                 --------------------------------

                       Tel:
                           --------------------------------------

         IN WITNESS WHEREOF, the parties have executed this Security Purchase Agreement as of the date first written above.

                                      NAME OF INVESTOR:

                                      SMITHFIELD FIDUCIARY LLC

                                      By: /s/ ADAM J. CHILL
                                         ---------------------------------------
                                           Name: Adam J. Chill
                                           Title: Authorized Signatory

                                      Investment Amount: $520,000
                                                          ----------------------

                                      Tax ID No.: N/A
                                                 -------------------------------

                                      Date: April 21, 2004
                                           -------------------------------------

                                      ADDRESS FOR NOTICE

                                      c/o: Highbridge Capital Management, LLC
                                           -------------------------------------

                                      Street: 9 West 57th Street, 27th Floor
                                             -----------------------------------

                                      City/State/Zip: New York, New York 10019
                                                     ---------------------------

                                      Attention: Ari J. Storch / Adam J. Chill
                                                --------------------------------

                                      Tel: (212) 287-4720
                                          --------------------------------------

                                      Fax: (212) 751-0755
                                          --------------------------------------

                                      Email: ari.storch@hcmny.com
                                            ------------------------------------
                                             adam.chill@hcmny.com
                                            ------------------------------------

         IN WITNESS WHEREOF, the parties have executed this Security Purchase Agreement as of the date first written above.

                                      OMICRON MASTER TRUST
                                      By: Omicron Capital L.P., as advisor
                                      By: Omicron Capital Inc., its general
                                          partner


                                      By: /s/ BRUCE BERNSTEIN
                                         ---------------------------------------
                                           Name: Bruce Bernstein
                                           Title: Managing Partner

                                      Investment Amount: $ 720,000
                                                         -----------------------

                                      Tax ID No.: 98-6053436
                                                 -------------------------------

                                      Date: April 21, 2004
                                           -------------------------------------

                                      ADDRESS FOR NOTICE

                                      c/o: Omicron Capital
                                           -------------------------------------

                                      Street: 810 Seventh Ave, 39th Fl
                                             -----------------------------------

                                      City/State/Zip: New York, NY 10019
                                                     ---------------------------

                                      Attention: Brian Daly
                                                --------------------------------

                                      Tel: 212 803-5263
                                          --------------------------------------

                                      Fax: 212 803-5269
                                          --------------------------------------



                                      DELIVERY INSTRUCTIONS
                                      (if different from above)

                                      c/o:
                                          --------------------------------------

                                      Street:
                                             -----------------------------------

                                      City/State/Zip:
                                                     ---------------------------

         IN WITNESS WHEREOF, the parties have executed this Security Purchase Agreement as of the date first written above.

                                      NAME OF INVESTOR

                                      Gabriel Capital, L.P.
                                      ------------------------------------------
                                      By:  /s/ David K. Sherman
                                           Name: David K. Sherman
                                           Title: Authorized Agent

                                      Investment Amount: $280,000
                                                         -----------------------

                                      Tax ID No.: 13.36.21.277
                                                 -------------------------------

                                      Date: April 21, 2004
                                           -------------------------------------

                                      ADDRESS FOR NOTICE

                                      c/o: Gabriel Capital, L.P.
                                           -------------------------------------

                                      Street: 450 Park Avenue, Suite 3201
                                             -----------------------------------

                                      City/State/Zip: New York, NY 10022
                                                     ---------------------------

                                      Attention: Mark Weiner, David Sherman
                                                --------------------------------

                                      Tel: 212-838-7200
                                          --------------------------------------

                                      Fax: 212-759-0368
                                          --------------------------------------

                                      email: weinerm@gabrielcapital.com


                                      DELIVERY INSTRUCTIONS
                                      (if different from above)

                                      c/o: same as above
                                           -------------------------------------

                                      Street:
                                             -----------------------------------

                                      City/State/Zip:
                                                     ---------------------------

                                      Attention:
                                                --------------------------------

                                      Tel:
                                          --------------------------------------

                                      Fax:
                                          --------------------------------------

         IN WITNESS WHEREOF, the parties have executed this Security Purchase Agreement as of the date first written above.

                                      NAME OF INVESTOR

                                      Cohanzick Absolute Return
                                      Master Fund, Ltd
                                      ------------------------------------------
                                      By:  /s/ David K. Sherman
                                           Name: David K. Sherman
                                           Title: Authorized Agent

                                      Investment Amount: $ 120,000
                                                          ----------------------
                                                          (15,000 shares x8,000)

                                      Tax ID No.:
                                                 -------------------------------

                                      Date: April 21, 2004
                                           -------------------------------------

                                      ADDRESS FOR NOTICE

                                      c/o: Cohanzick Management, LLC
                                           -------------------------------------

                                      Street: 427 Bedford Ave, Suite 260
                                             -----------------------------------

                                      City/State/Zip: Pleasantville, NY 10570
                                                     ---------------------------

                                      Attention: David Sherman
                                                --------------------------------

                                      Tel: (212) 838-9300
                                          --------------------------------------

                                      Fax: (914) 992-9817
                                          --------------------------------------



                                      DELIVERY INSTRUCTIONS
                                      (if different from above)

                                      c/o: Cohanzick Management, LLC
                                          --------------------------------------

                                      Street: 427 Bedford Ave, Suite 260
                                             -----------------------------------

                                      City/State/Zip: Pleasantville, NY 10570
                                                     ---------------------------

                                      Attention: David K. Sherman
                                                --------------------------------

                                      Tel: (212) 838-9300
                                          --------------------------------------

         IN WITNESS WHEREOF, the parties have executed this Security Purchase Agreement as of the date first written above.

                                      NAME OF INVESTOR

                                                CRANSHIRE CAPITAL, LP
                                      ------------------------------------------
                                      By:       /s/ MITCHELL P. KOPIN
                                         ---------------------------------------
                                           Name:  Mitchell P. Kopin
                                           Title: President - Downsview Capital,
                                                  the General Partner

                                      Investment Amount: $400,000
                                                         -----------------------

                                      Tax ID No.: 36-4055954
                                                 -------------------------------

                                      Date: 4/21/04
                                           -------------------------------------

                                      ADDRESS FOR NOTICE

                                      c/o:  Mitchell P. Kopin
                                           -------------------------------------

                                      Street: 666 Dundee Rd., Suite 1901
                                             -----------------------------------

                                      City/State/Zip: Northbrook, IL  60062
                                                     ---------------------------

                                      Attention: Mitchell Kopin
                                                --------------------------------

                                      Tel: 847-562-9030
                                          --------------------------------------

                                      Fax: 847-562-9031
                                          --------------------------------------



                                      DELIVERY INSTRUCTIONS
                                      (if different from above)

                                      c/o:
                                          --------------------------------------

                                      Street:
                                             -----------------------------------

                                      City/State/Zip:
                                                     ---------------------------

                                      Attention:
                                                --------------------------------

                                      Tel:
                                          --------------------------------------

         IN WITNESS WHEREOF, the parties have executed this Security Purchase Agreement as of the date first written above.

                                      NAME OF INVESTOR

                                         PORTSIDE GROWTH AND OPPORTUNITY FUND
                                      ------------------------------------------
                                      By:            /s/ JEFF SMITH
                                         ---------------------------------------
                                           Name:  Jeff Smith
                                           Title: Authorized Signatory

                                      Investment Amount: $160,000
                                                         -----------------------

                                      Tax ID No.: 98-0216878
                                                 -------------------------------

                                      Date: 4/21/04
                                           -------------------------------------

                                      ADDRESS FOR NOTICE

                                      c/o:  Ramius Capital Group, LLC
                                           -------------------------------------

                                      Street: 666 Third Ave., 26th Fl.
                                             -----------------------------------

                                      City/State/Zip: New York, NY  10017
                                                     ---------------------------

                                      Attention: Jeff Smith
                                                --------------------------------

                                      Tel: 212-845-7955
                                          --------------------------------------

                                      Fax: 212-845-7999
                                          --------------------------------------



                                      DELIVERY INSTRUCTIONS
                                      (if different from above)

                                      c/o: Christian Pesci, Citigroup
                                          --------------------------------------

                                      Street: 390 Greenwich St., 5th Floor
                                             -----------------------------------

                                      City/State/Zip: New York, NY  10013
                                                     ---------------------------

                                      Attention:
                                                --------------------------------

                                      Tel: 212-723-5811
                                          --------------------------------------